UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2003
                                                 ------------------

                                 Hydromer, Inc.
                               -----------------
             (Exact name of registrant as specified in its chapter)

   New Jersey                      0-10683                      22-2303576
   ----------                      -------                      ----------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

  35 Industrial Parkway
  ---------------------
    Branchburg, N.J.                                                 08876
    ----------------                                                 -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      (908) 526-2828
                                                        --------------






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Item 5. Other Events and Regulation FD Disclosure.
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Press Release concerning Earnings Release for Hydromer, Inc.

                                  EXHIBIT INDEX

Exhibit No.                       Description of Exhibit
----------                        ----------------------

       99.2                       Press Release issued September 10, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       /s/ Robert Y. Lee
                                       -----------------
Date   September 10, 2003              Robert Y. Lee
       ------------------              Chief Financial Officer